NUMBER                                                                   SHARES

SVB

COMMON STOCK                                                   CUSIP 784869 10 9

                          SVB Financial Services, Inc.
             INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY


This Certifies that

is the owner of

fully paid and non-assessable Shares of the Capital Stock of SVB Financial Services, Inc., par valaue $4.17, transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate in not valid until countersigned and regisrterd by the Transfer Agent and Registrar.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its corporate Seal to be hereunto affixed.


Dated:


(SEAL)                       Secretary/Treasurer                      President

Countersigned and Registerd
REGISTRAR AND TRANSFER COMPANY

BY                  Transfer Agent
                    and Registrar

                    Authorized Signature

                          EXPLANATION OF ABBREVIATIONS

     The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations. Abbreviations, in addition to those appearing below, may be used.

JT TEN  As joint tenants with right of   TEN ENT  as tenants by the entireities
        survivorship and not as tenants  UNIF GIFT
        in common                        MIN ACT  Uniform Gifts to Minors Act
TEN COM As tenants in common             CUST     Custodian for


For Value Received, ____________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


__________________________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________
     In presence of

                                           ________________________________
_________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.